 Exhbit 32.1

Certification pursuant to 18 U.S.C. Section 1350

Default Proof Card System, Inc.; CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Default Proof Card System, Inc. on Form 10-QSB for the period ending September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Vincent Cuervo, Chief Executive Officer of Default Proof Card System, Inc., certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all maDefault Proof Card System, Inc.

Date: November 13, 2006

/s/  Vincent Cuervo

________________________

     Vincent Cuervo

     Chief Executive Officer,